BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A

Supplement Dated October 2, 2023 to the

Updating Summary Prospectus Dated May 1, 2023

Equity Advantage VUL

This supplement describes a change to certain information contained in the prospectus for the above-referenced flexible premium variable life insurance policy (the “Policy”) issued by Brighthouse Life Insurance Company (“we” or “us”).

COMMUNICATIONS AND PAYMENTS

Effective October 16, 2023, the contact information for the Designated Office that administers the Equity Advantage VUL Policies will change for certain transactions. Please use the contact information listed below.

Premium Payments or Loan Repayments	Brighthouse Life Insurance Company P.O. Box 956067 St. Louis, MO 63195-6067 Fax: 877-246-8424

Death Claims	Brighthouse Life Insurance Company P.O. Box 4330 Clinton, IA 52733-4330 Fax: (877) 245-8163

All Other Policy Transactions and Inquiries, including Surrenders, Loans, Transfers, Beneficiary and Ownership Changes, Cancellations (Right to Examine Policy Period)	Brighthouse Life Insurance Company P.O. Box 4301 Clinton, IA 52733-4301 Phone: (800) 882-1292 Monday through Friday, 8:30AM to 6:30PM Eastern Time Or Fax to: Policyholder Services (877) 246-8424

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on December 15, 2023. After this date, requests and elections, sent to an address other than the ones provided above, may be returned or there may be a delay in processing requests or applying payments.

This change does not affect any of your contractual provisions. All rights and benefits you have with your Policy remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

F2 (EAVUL_USP)